EXHIBIT 10.4

Form of Supply and Sales Agreement

(English Translation)

Supplier:	Contract No.:
Demander	Contract Date:

I. Information of products including Name, Specifications, Quantity, Price, Delivery Date:

Product Name	Specifications	Unit of Measurement	Quantity	Unit Price	Money Amount	Delivery Date

Total Money Amount in RMB ( Amount in Words)
II. Quality Standards and Application:
III. Terms, Date and Place of Inspection and Acceptation
IV. Institute, Place, Approaches, Standards and Cost-bearing for Quarantine Inspection:
V. Place of delivery, Terms of Shipment and Cost-bearing:
VI. Surplus and Deficit margins in Quantity, Wearing and Computational Methods
VII. Packing Standards, Wrappage Supply and Recovery and Cost-bearing
VIII. Terms and Due time of Payment
IX. Liability for Breach of Contract
X. Dispute Settlement
XI. Other Terms:

Supplier	Demander
Name of Company (Stamp)	Name of Company (Stamp)
Address of Company	Address of Company
Legal Representative	Legal Representative
Tel:	Tel:
Fax:	Fax:
Bank Account:	Bank Account:
Zip Code:	Zip Code:
Website:	Website:
Email:	Email:

Valid Period